UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2014

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor, Salt Lake City, Utah		84111 (Zip Code)
(Address of Principal Executive Office)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On July 28, 2014, Zions Bancorporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1. Additional exhibits are filed herewith in connection with the offering, issuance and sale of 17,617,450 shares of Common Stock, without par value, of the Company under the Company’s Registration Statement on Form S-3 (No. 333-195408) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Zions Bancorporation hereby incorporates Exhibits 5.1, 23.1, and 99.2 into the Company’s Registration Statement previously filed by the Company with the SEC.

1.1	Underwriting Agreement, dated July 28, 2014, between Zions Bancorporation and Deutsche Bank Securities Inc. and Goldman, Sachs & Co, as representatives of the several underwriters.

5.1	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Callister Nebeker & McCullough (included in Exhibit 5.1).

99.1	Zions Bancorporation Pricing Press Release dated July 28, 2014.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-195408).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: July 31, 2014	By:	/s/ Thomas E. Laursen
Thomas E. Laursen
Executive Vice President, General Counsel and Secretary

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 28, 2014, between Zions Bancorporation and Deutsche Bank Securities Inc. and Goldman, Sachs & Co, as representatives of the several underwriters.

5.1	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Callister Nebeker & McCullough (included in Exhibit 5.1).

99.1	Zions Bancorporation Pricing Press Release dated July 28, 2014.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-195408).